UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          WESTSTAR ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

            Florida                                              59-3066915
 (State of incorporation or organization)                     (I.R.S. Employer
                                                            Identification No.)

9000 Regency Square Boulevard, Suite 202, Jacksonville, FL        32211
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       (Address of principal executive offices)                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                    Name of each exchange on which
        to be so registered                    each class is to be registered

       Common Stock, $.001 par value                 Boston Stock Exchange


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-43356

Securities to be registered pursuant to Section 12(g) of the Act:

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                                (Title of class)

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                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the registrant's common stock (the "Common Stock") included under the caption "Description of Our Securities" of the Prospectus forming a part of Registrant's amended Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the "Commission") on December 11, 2000 (Commission file no. 333-43356), is incorporated herein by reference. The Common Stock is to be registered on the Boston Stock Exchange.

ITEM 2.  EXHIBITS.

         The exhibits filed herewith are listed on the Exhibit Index following this page.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            WESTSTAR ENVIRONMENTAL, INC.


Date:     January 22, 2001
                                            By: /s/ Michael E. Ricks
                                                --------------------------
                                                Michael E. Ricks
                                                President and Chief Executive
                                                Officer

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

                                  EXHIBIT INDEX

3.1      Articles of Incorporation of Weststar Environmental, Inc. (included as
         Exhibit 3.1 to Registrant's Form SB-2 Registration Statement is incorporated herein by reference).

3.2 Amendment to Articles of Incorporation filed March 12, 1993 (included as Exhibit 3.2 to Registrant's Form SB-2 Registration Statement is incorporated herein by reference).

3.3 Amendment to Articles of Incorporation filed February 16, 1998 (included as Exhibit 3.3 to Registrant's Form SB-2 Registration Statement is incorporated herein by reference).

3.4 By-laws of Weststar Environmental, Inc. (included as Exhibit 3.4 to Registrant's Form SB-2 Registration Statement is incorporated herein by reference).

4.1 Specimen Common Stock Certificate (included as Exhibit 4.1 to Registrant's Form SB-2 Registration Statement is incorporated herein by reference).

99. The Description of the Registrant's Common Stock included under the caption "Description of Our Securities" of the Prospectus forming a part of Registrant's amended Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the "Commission") on December 11, 2000 (Commission file no. 333-43356), is incorporated herein by reference.

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